Exhibit 6(iv) under Form N-1A
                              Exhibit 1 under Item 601/Reg. S-K


                       MASTER DISTRIBUTION CONTRACT

                             FundManager Trust
                             One Beacon Street
                       Boston, Massachusetts  02108

                                                          November 29, 1996

Freedom Distributors Corporation
One Beacon Street
Boston, MA  02106

Dear Sirs:

     This will confirm the agreement between the undersigned (the
`Trust'') and you (the ``Distributor'') as follows:

     1. The Trust is an open-end investment company organized as a Delaware business trust and is authorized to issue shares of beneficial interest (`Shares'') in separate series (or sub-trusts) (``Funds'') which may be divided into one or more separate classes of shares of beneficial interest (a `Class'') as may be established and designated by the Trustees from time to time. This Master Distribution Contract (this `Contract'') shall pertain to the Funds and Classes designated in supplements to this Contract (`Supplements''), as further agreed between the Trust and the Distributor. The Trust engages in the business of investing and reinvesting the assets of each Fund or Class, as the case may be, in the manner and in accordance with the investment objective and restrictions specified in the currently effective Prospectus (the `Prospectus'')


Freedom Distributor Corporation
November 29, 1996
Page 2
relating to the Trust and each Fund or Class included in the Trust's registration statement on Form N-1A, as amended from time to time (the `Registered Statement''), filed by the Trust under the Investment Company Act of 1940 (the `1940 Act'') and the Securities Act of 1933 (the ``1933 Act'). Copies of the documents referred to in the preceding sentence have been furnished to the Distributor. Any amendments to those documents shall be furnished to the Distributor promptly. The Trust also has adopted a Master Distribution Plan (and Supplements thereto) (the `Plan'') pursuant to Rule 12b-1 under the 1940 Act with respect to certain Classes of certain Funds.

     2. The Distributor shall be the Trust's distributor for the unsold portion of the Shares which may from time to time be registered under the 1933 Act and will provide (or cause to be provided) certain shareholder services.

     3. The Trust shall sell Shares to the Distributors for resale, directly or through dealers, to the eligible investors as described in the Prospectus. All orders through the Distributor shall be subject to acceptance and confirmation by the Trust. The Trust shall have the right, at its election, to deliver either Shares issued upon original issue or treasury Shares.

     4. As the Trust's distributor, the Distributor may sell and distribute Shares of a Fund or Class in such manner not inconsistent with the provisions hereof and the Trust's Prospectus with respect to that Fund or Class as it may determine from time to time. In this connection, the Distributor shall comply with all laws, rules and regulations applicable to it, including, without limiting the generality of the foregoing, all


Freedom Distributor Corporation
November 29, 1996
Page 3
applicable rules or regulations under the 1940 Act and of any securities association registered under the Securities Exchange Act of 1934 (the `1934 Act'').

     5. The Trust reserves the right to sell Shares to purchasers to the extent that it or the transfer agent for its Shares receives purchase requests therefor.

     6. All Shares offered for sale and sold by the Distributor shall be offered for sale and sold by the Distributor to designated investors at the public offering price per Share specified and determined as provided in the Prospectus (the `offering price''). The Trust shall determine and promptly furnish to the Distributor a statement of the offering price at least once on each day on which the New York Stock Exchange is open for trading and on each additional day on which each Fund's or Class' net asset value might be materially affected by changes in the value of its portfolio securities. Each offering price shall become effective at the time and shall remain in effect during the period specified in the statement. Each such statement shall show the basis of its computation. The difference between the offering price and net asset value (which amount shall not be in excess of that set forth in the Prospectus) may be retained by the Distributor, or all or any part thereof may be paid to a purchaser's investment dealer, in accordance with the Prospectus.

     7. The Distributor may provide shareholder services or, as agent for the Trust, arrange for the provision of shareholder services be dealers, banks or others. Such services may include providing personal services to shareholders and maintaining shareholder accounts.


Freedom Distributor Corporation
November 29, 1996
Page 4
     8. The Trust shall furnish the Distributor from time to time, for use in connection with the sale of Shares, such written information with respect to the Trust as the Distributor may reasonably request. In each case such written information shall be signed by an authorized officer of the Trust. The Trust represents and warrants that such information, when signed by one of its officers, shall be true and correct. The Trust also shall furnish to the Distributor copies of its reports to its shareholders and such additional information regarding the Trust's financial condition as the Distributor may reasonably request from time to time.

     9. The Registration Statement and the Prospectus have been or will be, as the case may be, prepared in conformity with the 1933 Act, the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the `SEC''). The Trust represents and warrants to the Distributor that the Registration Statement and the Prospectus contain or will contain all statements required to be stated therein accordance with the 1933 Act, the 1940 Act and the rules and regulations thereunder, that all statements of fact contained or to be contained therein are or will be true and correct at the time indicated or the effective date, as the case may be, and that neither the Registration Statement nor the Prospectus, when it shall become effective under the 1933 Act or be authorized for use, shall include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of Shares. The Trust shall from time to time file such amendment or amendments to the Registration Statement and the Prospectus as, in the light of future developments, shall, in the opinion of the Trust's counsel, be necessary in order to have the Registration Statement and the Prospectus at all times contain all material facts required to be stated therein or necessary to make statements therein not


Freedom Distributor Corporation
November 29, 1996
Page 5
misleading to a purchaser of Shares. If the Trust shall not file such amendment or amendments within 15 days after receipt by the Trust of a written request from the Distributor to do so, the Distributor may, at its option, terminate this Contract immediately. The Trust shall not file any amendment to the Registration Statement or the Prospectus without giving the Distributor reasonable notice thereof in advance, provided that nothing in this Contract shall in any way limit the Trust's right to file at any time such amendments to the Registration Statement or the Prospectus as the Trust may deem advisable. The Trust represents and warrants to the Distributor that any amendment to the Registration Statement or the Prospectus filed hereafter by the Trust will, when it becomes effective under the 1933 Act, contain all statements required to be stated therein in accordance with the 1933 Act, the 1940 Act and the rules and regulations thereunder, that all statements of fact contained therein will, when the same shall become effective, be true and correct, and that no such amendment, when it becomes effective, will include an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of Shares.

     10.The Trust shall prepare and furnish to the Distributor from time to time such number of copies of the most recent form of the Prospectus filed with the SEC as the Distributor may reasonably request. The Trust authorizes the Distributor to use the Prospectus, in the form furnished to it from time to time, in connection with the sale of Shares. The Trust shall indemnify, defend and hold harmless the Distributor, its officers and Trustees and any person who controls the Distributor within the meaning of the 1933 Act, from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims,


Freedom Distributor Corporation
November 29, 1996
Page 6
demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers and Trustees or any such controlling person may incur under the 1933 Act, the 1940 Act, the common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either or necessary to make the statements therein either not misleading. This Contract shall not be construed to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Contract. This indemnity agreement is expressly conditioned upon the Trust being notified of any action brought against the Distributor, its officers or Trustees or any such controlling person, which notification shall be given by letter or by telegram addressed to the Trust at its principal office and sent to the Trust by the person against whom such action is brought within 10 days after the summons or other first legal process shall have been served. The failure to notify the Trust of any such action shall not relieve the Trust from any liability which it may have to the person against whom such action is brought by reason of any such alleged untrue statement or omission otherwise than on account of the indemnity agreement contained in this paragraph. The Trust shall be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability, but, in such case, the defense shall be conducted by counsel chosen by the Trust and approved by the Distributor. If the Trust elects to assume the defense of any such suit and retain counsel approved by the Distributor, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by


Freedom Distributor Corporation
November 29, 1996
Page 7
any of them, but in case the Trust does not elect to assume the defense of any such suit, or in case the Distributor does not approve of counsel chosen by the Trust, the Trust will reimburse the Distributor, its officers and Trustees or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Distributor or them. In addition, the Distributor shall have the right to employ counsel to represent it, its officers and Trustees and any such controlling person who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Distributor against the Trust hereunder if in the reasonable judgment of the Distributor it is advisable for the Distributor, its officers and Trustees or such controlling person to be represented by separate counsel, in which event the fees and expenses of such separate counsel shall be borne by the Trust. This indemnity agreement and the Trust's representations and warranties in this Contract shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Distributor, its officers and Trustees or any such controlling person.
This indemnity agreement shall inure exclusively to the benefit of the Distributor and its successors, its officers and directors and their respective estates and any such controlling persons and their successors and estates. The Trust shall promptly notify the Distributor of the commencement of any litigation or proceedings against it in connection with the issue and sale of any Shares.

     11.The Distributor agrees to indemnify, defend and hold harmless the Trust, its officers and Trustees and any person who controls the Trust within the meaning of the 1933 Act, from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred


Freedom Distributor Corporation
November 29, 1996
Page 8
in connection therewith) which the Trust, its officers or Trustees or any such controlling person, may incur under the 1933 Act, the 1940 Act, common law or otherwise, but only to the extent that such liability or expense incurred by the Trust, its officers or Trustees or such controlling person resulting from such claims or demands shall arise out of or be based upon any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Trust specifically for use in the Registration Statement or the Prospectus or shall arise out of or be based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or the Prospectus or necessary to make such information not misleading. This indemnity agreement is expressly conditioned upon the Distributor being notified of any action brought against the Trust, its officers or Trustees or any such controlling person, which notification shall be given by letter or telegram addressed to the Distributor at its principal office and sent to the Distributor by the person against whom such action is brought, within 10 days after the summons or other first legal process shall have been served. The failure to notify the Distributor of any such action shall not relieve the Distributor from any liability which it may have to the Trust, its officers or Trustees or such controlling person by reason of any such alleged misstatement or omission on the Distributor's part otherwise than on account of the indemnity agreement contained in this paragraph. The Distributor shall have a right to control the defense of such action with counsel of its own choosing and approved by the Trust if such action is based solely upon such alleged misstatement or omission on the Distributor's part, and in any other event the Trust, its officers and Trustees or such controlling person shall each have the right to participate in the defense or preparation of the defense of any such action at their own expense.


Freedom Distributor Corporation
November 29, 1996
Page 9

     12.No Shares shall be sold to the Distributor or by the Trust under this Contract and no orders for the purchase of Shares shall be confirmed or accepted by the Trust if an so long as the effectiveness of the Registration Statement shall be suspended under any of the provisions of the 1933 Act. Nothing contained in this paragraph shall in any way restrict, limit or have any application to or bearing upon the Trust's obligation to redeem Shares from any shareholder in accordance with the provisions of its Declaration of Trust. The Trust will use its best efforts at all times to have Shares effectively registered under the 1933 Act.

     13.The Trust agrees to advise the Distributor immediately:

        (a) of any request by the SEC for amendments to the Registration Statement or the Prospectus or for additional information;

        (b) in the event of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the Prospectus under the 1933 Act or the initiation of any proceedings for that purpose;

        (c) of the happening of any material event which makes untrue any statement made in the Registration Statement or the Prospectus or which requires the making of the change in either thereof in order to make the statements therein not misleading; and


Freedom Distributor Corporation
November 29, 1996
Page 10
        (d) of all action of the SEC with respect to any amendments to the Registration Statement or the Prospectus which may from time to time be filed with the SEC under the 1933 Act or the 1940 Act.

     14.Insofar as they concern the Trust, the Trust shall comply with all applicable laws, rules and regulations, including, without limiting the generality of the foregoing, all rules or regulations made or adopted pursuant to the 1933 Act, the 1940 Act or by any securities association registered under the 1933 Act.

     15.The Distributor may, if it desires and at its own cost and expense, appoint or employ agents to assist it in carrying out its obligations under this Contract, but no such appointment or employment shall relieve the Distributor of any of its responsibilities or obligations to the Trust under this Contract.

     16.(a)    The Distributor shall from time to time employ or associate with it such persons as it believes necessary to assist it in carrying out its obligations under this Contract.

        (b) The Distributor shall pay all expenses incurred in connection with its qualification as a dealer or broker under Federal or state law.

        (c)    The Trust shall pay all expenses incurred in connection with
(i) the preparation, printing and distribution to shareholders of the Prospectus and reports and other communications to shareholders, (ii) future registrations of Shares under the 1933 Act and the 1940 Act, (iii) amendments of the Registration Statement subsequent to the initial public


Freedom Distributor Corporation
November 29, 1996
Page 11
offering of Shares, (iv) qualification of Shares for sale in jurisdictions designated by the Distributor, (v) qualification of the Trust as a dealer or broker under the laws of jurisdictions designated by the Distributor,
(vi) qualification of the Trust as a foreign corporation authorized to do business in any jurisdiction if the Distributor determines that such qualification is necessary or desirable for the purpose of facilitating sales of Shares, (vii) maintaining facilities for the issue and transfer of Shares and (viii) supplying information, prices and other data to be furnished by the Trust under this Contract.

        (d) The Trust shall pay any original issue taxes or transfer taxes applicable to the sale or delivery of Shares or certificates therefor.

        (e) The Trust shall execute all documents and furnish any information which may be reasonably necessary in connection with the qualification of Shares of the Trust for sale in jurisdictions designated by the Distributor.

     17.The Distributor will render all services hereunder without compensation or reimbursement, except that the Distributor shall receive such compensation or reimbursement in the form of (i) any reimbursement as is provided for by a plan, (ii) such other reimbursement as is expressly permitted under this Contract, and (iii) applicable dealer reallowances described in the Prospectus.

     18.This Contract, and any Supplement, shall become effective with respect to a Fund or Class on the date specified in its Supplement, and shall continue in effect until such time as there shall remain no unsold


Freedom Distributor Corporation
November 29, 1996
Page 12
balance of Shares for such Fund or Class, as the case may be, registered under the 1933 Act, provided that this Contract shall continue in effect with respect to such Fund or Class for a period of more than two years from such date specified in its Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or Class, as the case may be, and
(b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees who are not parties to the Contract or `interested persons'' (as defined in the 1940 Act) of any such party. This Contract, and all of its Supplements, shall terminate automatically in the event of assignment (as defined in the 1940 Act).
This Contract, and/or any and all Supplements, may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or `interested persons'' (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Contract or by vote of a majority of the appropriate outstanding voting securities (as defined in the 1940 Act) of the Fund or Class, upon 60 days' written notice to the Distributor and by the Distributor upon 60 days' written notice to the Trust.

     19.Except to the extent necessary to perform the Distributor's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Distributor, or any affiliate of the Distributor, or any employee of the Distributor to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.


Freedom Distributor Corporation
November 29, 1996
Page 13

     20.The Master Trust Agreement establishing the Trust, dated February 7, 1995 (the `Trust Agreement'') provides that the name ``FundManager Trust''refers to the Trustees under the Trust Agreement collectively as trustees and not as individuals or personally, and that no shareholder, Trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

     21.This Contract shall be construed and its provisions interpreted, in accordance with the laws of the State of Delaware.

             [Remainder of the page intentionally left blank.]



     If the foregoing correctly sets forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                   Very truly yours,

                                   FUNDMANAGER TRUST



                                   By:/s/Charles B. Lipson
                                    Name:  Charles B. Lipson
                                    Title:  President


Freedom Distributor Corporation
November 29, 1996
Page 14


ACCEPTED:
Freedom Distributors Corporation



By:
 Name:
 Title:



     If the foregoing correctly sets forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                   Very truly yours,

                                   FUNDMANAGER TRUST



                                   By:
                                    Name:
                                    Title:


ACCEPTED:


Freedom Distributor Corporation
November 29, 1996
Page 15
Freedom Distributors Corporation



By:/s/John Danello
 Name:
 Title:


                     DISTRIBUTION CONTRACT SUPPLEMENT

                             FundManager Trust
                             One Beacon Street
                       Boston, Massachusetts  02108

                                                          November 29, 1996


Freedom Distributors Corporation
One Beacon Street
Boston, Massachusetts 02106

       Re:     Aggressive Growth Portfolio

Dear Sirs:

     This will confirm the agreement between the undersigned (the
`Trust'') and you (the ``Distributor'') as follows:

     1.The Trust is an open-end management investment company organized as a Delaware business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time. Aggressive Growth Portfolio (the `Fund'') is a separate series of the Trust with a class (``Class'') of shares of beneficial interest designated as Financial Adviser Class shares (`Shares'').

     2.The Trust and the Distributor have entered into a Master
Distribution Contract (the `Contract'') pursuant to which the Distributor


Freedom Distributors Corporation
November 29, 1996
Page 2
has agreed to be the distributor of the shares of beneficial interest of such series and classes as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Contract.

     3.As provided in paragraph 1 of the Contract, the Trust hereby adopts the Contract with respect to the Fund's Shares, and the Distributor hereby acknowledges that the Contract shall pertain to the Shares of the Fund, the terms and conditions of such Contract being hereby incorporated herein by reference. All terms defined in the Contract and not defined in this Supplement shall have the same meaning herein as therein.

     4.The term ``Fund'' as used in the Contract shall, for purposes of this Supplement, pertain to the Aggressive Growth Portfolio. The term `Shares'' as used in the Contract shall, for the purposes of this Supplement pertain to the Shares of the Fund.



     5.This Supplement and the Contract shall become effective with respect to the Trust and the Shares of the Fund on November 29, 1996 and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, provided that the Contract and this Supplement shall continue in effect with respect to the Shares of the Fund for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class, and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees


Freedom Distributors Corporation
November 29, 1996
Page 2
who are not parties to the Contract or `interested persons'' (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940
Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or `interested persons''(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Contract or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class upon 60 days' written notice to the Distributor and by the Distributor upon 60 days' written notice to the Trust.

     If the foregoing correctly set forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof

                                   Very truly yours,

                                   FUNDMANAGER TRUST



                                   By:/s/Charles B. Lipson


Accepted:

Freedom Distributors Corporation


Freedom Distributors Corporation
November 29, 1996
Page 2
By:



     5.This Supplement and the Contract shall become effective with respect to the Trust and the Shares of the Fund on November 29, 1996 and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, provided that the Contract and this Supplement shall continue in effect with respect to the Shares of the Fund for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class, and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees who are not parties to the Contract or `interested persons'' (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940
Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or `interested persons''(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Contract or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class upon 60 days' written notice to the Distributor and by the Distributor upon 60 days' written notice to the Trust.


Freedom Distributors Corporation
November 29, 1996
Page 2
     If the foregoing correctly set forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof

                                   Very truly yours,

                                   FUNDMANAGER TRUST



                                   By:


Accepted:

Freedom Distributors Corporation

By:/s/John Danello


                     DISTRIBUTION CONTRACT SUPPLEMENT

                             FundManager Trust
                             One Beacon Street
                       Boston, Massachusetts  02108

                                                          November 29, 1996


Freedom Distributors Corporation
One Beacon Street
Boston, Massachusetts 02106

       Re:     Growth Portfolio

Dear Sirs:

     This will confirm the agreement between the undersigned (the
`Trust'') and you (the ``Distributor'') as follows:

     1.The Trust is an open-end management investment company organized as a Delaware business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time. Growth Portfolio (the `Fund'') is a separate series of the Trust with a class (``Class'') of shares of beneficial interest designated as Financial Adviser Class shares (`Shares'').

     2.The Trust and the Distributor have entered into a Master
Distribution Contract (the `Contract'') pursuant to which the Distributor


Freedom Distributors Corporation
November 29, 1996
Page 2
has agreed to be the distributor of the shares of beneficial interest of such series and classes as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Contract.

     3.As provided in paragraph 1 of the Contract, the Trust hereby adopts the Contract with respect to the Fund's Shares, and the Distributor hereby acknowledges that the Contract shall pertain to the Shares of the Fund, the terms and conditions of such Contract being hereby incorporated herein by reference. All terms defined in the Contract and not defined in this Supplement shall have the same meaning herein as therein.

     4.The term ``Fund'' as used in the Contract shall, for purposes of this Supplement, pertain to the Growth Portfolio. The term `Shares'' as used in the Contract shall, for the purposes of this Supplement pertain to the Shares of the Fund.



     5.This Supplement and the Contract shall become effective with respect to the Trust and the Shares of the Fund on November 29, 1996 and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, provided that the Contract and this Supplement shall continue in effect with respect to the Shares of the Fund for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class, and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees


Freedom Distributors Corporation
November 29, 1996
Page 2
who are not parties to the Contract or `interested persons'' (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940
Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or `interested persons''(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Contract or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class upon 60 days' written notice to the Distributor and by the Distributor upon 60 days' written notice to the Trust.

     If the foregoing correctly set forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof

                                   Very truly yours,

                                   FUNDMANAGER TRUST



                                   By:/s/Charles B. Lipson


Accepted:

Freedom Distributors Corporation


Freedom Distributors Corporation
November 29, 1996
Page 2
By:



     5.This Supplement and the Contract shall become effective with respect to the Trust and the Shares of the Fund on November 29, 1996 and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, provided that the Contract and this Supplement shall continue in effect with respect to the Shares of the Fund for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class, and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees who are not parties to the Contract or `interested persons'' (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940
Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or `interested persons''(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Contract or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class upon 60 days' written notice to the Distributor and by the Distributor upon 60 days' written notice to the Trust.


Freedom Distributors Corporation
November 29, 1996
Page 2
     If the foregoing correctly set forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof

                                   Very truly yours,

                                   FUNDMANAGER TRUST



                                   By:


Accepted:

Freedom Distributors Corporation

By:/s/John Danello


                     DISTRIBUTION CONTRACT SUPPLEMENT

                             FundManager Trust
                             One Beacon Street
                       Boston, Massachusetts  02108

                                                          November 29, 1996


Freedom Distributors Corporation
One Beacon Street
Boston, Massachusetts 02106

       Re:     Growth & Income Portfolio

Dear Sirs:

     This will confirm the agreement between the undersigned (the
`Trust'') and you (the ``Distributor'') as follows:

     1.The Trust is an open-end management investment company organized as a Delaware business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time. Growth & Income Portfolio (the `Fund'') is a separate series of the Trust with a class (``Class'') of shares of beneficial interest designated as Financial Adviser Class shares (`Shares'').

     2.The Trust and the Distributor have entered into a Master
Distribution Contract (the `Contract'') pursuant to which the Distributor


Freedom Distributors Corporation
November 29, 1996
Page 2
has agreed to be the distributor of the shares of beneficial interest of such series and classes as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Contract.

     3.As provided in paragraph 1 of the Contract, the Trust hereby adopts the Contract with respect to the Fund's Shares, and the Distributor hereby acknowledges that the Contract shall pertain to the Shares of the Fund, the terms and conditions of such Contract being hereby incorporated herein by reference. All terms defined in the Contract and not defined in this Supplement shall have the same meaning herein as therein.

     4.The term ``Fund'' as used in the Contract shall, for purposes of this Supplement, pertain to the Growth & Income Portfolio. The term `Shares'' as used in the Contract shall, for the purposes of this Supplement pertain to the Shares of the Fund.



     5.This Supplement and the Contract shall become effective with respect to the Trust and the Shares of the Fund on November 29, 1996 and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, provided that the Contract and this Supplement shall continue in effect with respect to the Shares of the Fund for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class, and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees


Freedom Distributors Corporation
November 29, 1996
Page 2
who are not parties to the Contract or `interested persons'' (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940
Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or `interested persons''(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Contract or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class upon 60 days' written notice to the Distributor and by the Distributor upon 60 days' written notice to the Trust.

     If the foregoing correctly set forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof

                                   Very truly yours,

                                   FUNDMANAGER TRUST



                                   By:/s/Charles B. Lipson


Accepted:

Freedom Distributors Corporation


Freedom Distributors Corporation
November 29, 1996
Page 2
By:



     5.This Supplement and the Contract shall become effective with respect to the Trust and the Shares of the Fund on November 29, 1996 and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, provided that the Contract and this Supplement shall continue in effect with respect to the Shares of the Fund for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class, and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees who are not parties to the Contract or `interested persons'' (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940
Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or `interested persons''(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Contract or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class upon 60 days' written notice to the Distributor and by the Distributor upon 60 days' written notice to the Trust.


Freedom Distributors Corporation
November 29, 1996
Page 2
     If the foregoing correctly set forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof

                                   Very truly yours,

                                   FUNDMANAGER TRUST



                                   By:


Accepted:

Freedom Distributors Corporation

By:/s/John Danello


                     DISTRIBUTION CONTRACT SUPPLEMENT

                             FundManager Trust
                             One Beacon Street
                       Boston, Massachusetts  02108

                                                          November 29, 1996


Freedom Distributors Corporation
One Beacon Street
Boston, Massachusetts 02106

       Re:     Bond Portfolio

Dear Sirs:

     This will confirm the agreement between the undersigned (the
`Trust'') and you (the ``Distributor'') as follows:

     1.The Trust is an open-end management investment company organized as a Delaware business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time. Bond Portfolio (the `Fund'') is a separate series of the Trust with a class (`Class'') of shares of beneficial interest designated as Financial Adviser Class shares (`Shares'').

     2.The Trust and the Distributor have entered into a Master
Distribution Contract (the `Contract'') pursuant to which the Distributor


Freedom Distributors Corporation
November 29, 1996
Page 2
has agreed to be the distributor of the shares of beneficial interest of such series and classes as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Contract.

     3.As provided in paragraph 1 of the Contract, the Trust hereby adopts the Contract with respect to the Fund's Shares, and the Distributor hereby acknowledges that the Contract shall pertain to the Shares of the Fund, the terms and conditions of such Contract being hereby incorporated herein by reference. All terms defined in the Contract and not defined in this Supplement shall have the same meaning herein as therein.

     4.The term ``Fund'' as used in the Contract shall, for purposes of this Supplement, pertain to the Bond Portfolio. The term `Shares'' as used in the Contract shall, for the purposes of this Supplement pertain to the Shares of the Fund.



     5.This Supplement and the Contract shall become effective with respect to the Trust and the Shares of the Fund on November 29, 1996 and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, provided that the Contract and this Supplement shall continue in effect with respect to the Shares of the Fund for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class, and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees


Freedom Distributors Corporation
November 29, 1996
Page 2
who are not parties to the Contract or `interested persons'' (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940
Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or `interested persons''(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Contract or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class upon 60 days' written notice to the Distributor and by the Distributor upon 60 days' written notice to the Trust.

     If the foregoing correctly set forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof

                                   Very truly yours,

                                   FUNDMANAGER TRUST



                                   By:/s/Charles B. Lipson


Accepted:

Freedom Distributors Corporation


Freedom Distributors Corporation
November 29, 1996
Page 2
By:



     5.This Supplement and the Contract shall become effective with respect to the Trust and the Shares of the Fund on November 29, 1996 and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, provided that the Contract and this Supplement shall continue in effect with respect to the Shares of the Fund for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class, and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees who are not parties to the Contract or `interested persons'' (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940
Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or `interested persons''(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Contract or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class upon 60 days' written notice to the Distributor and by the Distributor upon 60 days' written notice to the Trust.


Freedom Distributors Corporation
November 29, 1996
Page 2
     If the foregoing correctly set forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof

                                   Very truly yours,

                                   FUNDMANAGER TRUST



                                   By:


Accepted:

Freedom Distributors Corporation

By:/s/John Danello


                     DISTRIBUTION CONTRACT SUPPLEMENT

                             FundManager Trust
                             One Beacon Street
                       Boston, Massachusetts  02108

                                                          November 29, 1996


Freedom Distributors Corporation
One Beacon Street
Boston, Massachusetts 02106

       Re:     Managed Total Return Portfolio

Dear Sirs:

     This will confirm the agreement between the undersigned (the
`Trust'') and you (the ``Distributor'') as follows:

     1.The Trust is an open-end management investment company organized as a Delaware business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time. Managed Total Return Portfolio (the `Fund'') is a separate series of the Trust with a class (`Class'') of shares of beneficial interest designated as Financial
Adviser Class shares (`Shares'').

     2.The Trust and the Distributor have entered into a Master
Distribution Contract (the `Contract'') pursuant to which the Distributor


Freedom Distributors Corporation
November 29, 1996
Page 2
has agreed to be the distributor of the shares of beneficial interest of such series and classes as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Contract.

     3.As provided in paragraph 1 of the Contract, the Trust hereby adopts the Contract with respect to the Fund's Shares, and the Distributor hereby acknowledges that the Contract shall pertain to the Shares of the Fund, the terms and conditions of such Contract being hereby incorporated herein by reference. All terms defined in the Contract and not defined in this Supplement shall have the same meaning herein as therein.

     4.The term ``Fund'' as used in the Contract shall, for purposes of this Supplement, pertain to the Managed Total Return Portfolio. The term `Shares'' as used in the Contract shall, for the purposes of this Supplement pertain to the Shares of the Fund.



     5.This Supplement and the Contract shall become effective with respect to the Trust and the Shares of the Fund on November 29, 1996 and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, provided that the Contract and this Supplement shall continue in effect with respect to the Shares of the Fund for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class, and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees


Freedom Distributors Corporation
November 29, 1996
Page 2
who are not parties to the Contract or `interested persons'' (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940
Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or `interested persons''(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Contract or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class upon 60 days' written notice to the Distributor and by the Distributor upon 60 days' written notice to the Trust.

     If the foregoing correctly set forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof

                                   Very truly yours,

                                   FUNDMANAGER TRUST



                                   By:/s/Charles B. Lipson


Accepted:

Freedom Distributors Corporation


Freedom Distributors Corporation
November 29, 1996
Page 2
By:



     5.This Supplement and the Contract shall become effective with respect to the Trust and the Shares of the Fund on November 29, 1996 and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, provided that the Contract and this Supplement shall continue in effect with respect to the Shares of the Fund for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class, and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees who are not parties to the Contract or `interested persons'' (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940
Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or `interested persons''(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Contract or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class upon 60 days' written notice to the Distributor and by the Distributor upon 60 days' written notice to the Trust.


Freedom Distributors Corporation
November 29, 1996
Page 2
     If the foregoing correctly set forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof

                                   Very truly yours,

                                   FUNDMANAGER TRUST



                                   By:


Accepted:

Freedom Distributors Corporation

By:/s/John Danello


                     DISTRIBUTION CONTRACT SUPPLEMENT

                             FundManager Trust
                             One Beacon Street
                       Boston, Massachusetts  02108

                                                          November 29, 1996


Freedom Distributors Corporation
One Beacon Street
Boston, Massachusetts 02106

       Re:     Aggressive Growth Portfolio

Dear Sirs:

     This will confirm the agreement between the undersigned (the
`Trust'') and you (the ``Distributor'') as follows:

     1.The Trust is an open-end management investment company organized as a Delaware business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time. Aggressive Growth Portfolio (the `Fund'') is a separate series of the Trust with a class (``Class'') of shares of beneficial interest designated as No-Load Class shares (`Shares'').

     2.The Trust and the Distributor have entered into a Master
Distribution Contract (the `Contract'') pursuant to which the Distributor


Freedom Distributors Corporation
November 29, 1996
Page 2
has agreed to be the distributor of the shares of beneficial interest of such series and classes as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Contract.

     3.As provided in paragraph 1 of the Contract, the Trust hereby adopts the Contract with respect to the Fund's Shares, and the Distributor hereby acknowledges that the Contract shall pertain to the Shares of the Fund, the terms and conditions of such Contract being hereby incorporated herein by reference. All terms defined in the Contract and not defined in this Supplement shall have the same meaning herein as therein.

     4.The term ``Fund'' as used in the Contract shall, for purposes of this Supplement, pertain to the Aggressive Growth Portfolio. The term `Shares'' as used in the Contract shall, for the purposes of this Supplement pertain to the Shares of the Fund.



     5.This Supplement and the Contract shall become effective with respect to the Trust and the Shares of the Fund on November 29, 1996 and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, provided that the Contract and this Supplement shall continue in effect with respect to the Shares of the Fund for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class, and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees


Freedom Distributors Corporation
November 29, 1996
Page 2
who are not parties to the Contract or `interested persons'' (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940
Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or `interested persons''(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Contract or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class upon 60 days' written notice to the Distributor and by the Distributor upon 60 days' written notice to the Trust.

     If the foregoing correctly set forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof

                                   Very truly yours,

                                   FUNDMANAGER TRUST



                                   By:/s/Charles B. Lipson


Accepted:

Freedom Distributors Corporation


Freedom Distributors Corporation
November 29, 1996
Page 2
By:



     5.This Supplement and the Contract shall become effective with respect to the Trust and the Shares of the Fund on November 29, 1996 and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, provided that the Contract and this Supplement shall continue in effect with respect to the Shares of the Fund for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class, and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees who are not parties to the Contract or `interested persons'' (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940
Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or `interested persons''(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Contract or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class upon 60 days' written notice to the Distributor and by the Distributor upon 60 days' written notice to the Trust.


Freedom Distributors Corporation
November 29, 1996
Page 2
     If the foregoing correctly set forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof

                                   Very truly yours,

                                   FUNDMANAGER TRUST



                                   By:


Accepted:

Freedom Distributors Corporation

By:/s/John Danello


                     DISTRIBUTION CONTRACT SUPPLEMENT

                             FundManager Trust
                             One Beacon Street
                       Boston, Massachusetts  02108

                                                          November 29, 1996


Freedom Distributors Corporation
One Beacon Street
Boston, Massachusetts 02106

       Re:     Growth Portfolio

Dear Sirs:

     This will confirm the agreement between the undersigned (the
`Trust'') and you (the ``Distributor'') as follows:

     1.The Trust is an open-end management investment company organized as a Delaware business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time. Growth Portfolio (the `Fund'') is a separate series of the Trust with a class (``Class'') of shares of beneficial interest designated as No-Load Class shares (`Shares'').

     2.The Trust and the Distributor have entered into a Master
Distribution Contract (the `Contract'') pursuant to which the Distributor


Freedom Distributors Corporation
November 29, 1996
Page 2
has agreed to be the distributor of the shares of beneficial interest of such series and classes as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Contract.

     3.As provided in paragraph 1 of the Contract, the Trust hereby adopts the Contract with respect to the Fund's Shares, and the Distributor hereby acknowledges that the Contract shall pertain to the Shares of the Fund, the terms and conditions of such Contract being hereby incorporated herein by reference. All terms defined in the Contract and not defined in this Supplement shall have the same meaning herein as therein.

     4.The term ``Fund'' as used in the Contract shall, for purposes of this Supplement, pertain to the Growth Portfolio. The term `Shares'' as used in the Contract shall, for the purposes of this Supplement pertain to the Shares of the Fund.



     5.This Supplement and the Contract shall become effective with respect to the Trust and the Shares of the Fund on November 29, 1996 and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, provided that the Contract and this Supplement shall continue in effect with respect to the Shares of the Fund for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class, and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees


Freedom Distributors Corporation
November 29, 1996
Page 2
who are not parties to the Contract or `interested persons'' (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940
Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or `interested persons''(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Contract or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class upon 60 days' written notice to the Distributor and by the Distributor upon 60 days' written notice to the Trust.

     If the foregoing correctly set forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof

                                   Very truly yours,

                                   FUNDMANAGER TRUST



                                   By:/s/Charles B. Lipson


Accepted:

Freedom Distributors Corporation


Freedom Distributors Corporation
November 29, 1996
Page 2
By:



     5.This Supplement and the Contract shall become effective with respect to the Trust and the Shares of the Fund on November 29, 1996 and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, provided that the Contract and this Supplement shall continue in effect with respect to the Shares of the Fund for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class, and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees who are not parties to the Contract or `interested persons'' (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940
Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or `interested persons''(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Contract or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class upon 60 days' written notice to the Distributor and by the Distributor upon 60 days' written notice to the Trust.


Freedom Distributors Corporation
November 29, 1996
Page 2
     If the foregoing correctly set forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof

                                   Very truly yours,

                                   FUNDMANAGER TRUST



                                   By:


Accepted:

Freedom Distributors Corporation

By:/s/John Danello


                     DISTRIBUTION CONTRACT SUPPLEMENT

                             FundManager Trust
                             One Beacon Street
                       Boston, Massachusetts  02108

                                                          November 29, 1996


Freedom Distributors Corporation
One Beacon Street
Boston, Massachusetts 02106

       Re:     Growth & Income Portfolio

Dear Sirs:

     This will confirm the agreement between the undersigned (the
`Trust'') and you (the ``Distributor'') as follows:

     1.The Trust is an open-end management investment company organized as a Delaware business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time. Growth & Income Portfolio (the `Fund'') is a separate series of the Trust with a class (``Class'') of shares of beneficial interest designated as No-Load Class shares (`Shares'').

     2.The Trust and the Distributor have entered into a Master
Distribution Contract (the `Contract'') pursuant to which the Distributor


Freedom Distributors Corporation
November 29, 1996
Page 2
has agreed to be the distributor of the shares of beneficial interest of such series and classes as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Contract.

     3.As provided in paragraph 1 of the Contract, the Trust hereby adopts the Contract with respect to the Fund's Shares, and the Distributor hereby acknowledges that the Contract shall pertain to the Shares of the Fund, the terms and conditions of such Contract being hereby incorporated herein by reference. All terms defined in the Contract and not defined in this Supplement shall have the same meaning herein as therein.

     4.The term ``Fund'' as used in the Contract shall, for purposes of this Supplement, pertain to the Growth & Income Portfolio. The term `Shares'' as used in the Contract shall, for the purposes of this Supplement pertain to the Shares of the Fund.



     5.This Supplement and the Contract shall become effective with respect to the Trust and the Shares of the Fund on November 29, 1996 and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, provided that the Contract and this Supplement shall continue in effect with respect to the Shares of the Fund for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class, and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees


Freedom Distributors Corporation
November 29, 1996
Page 2
who are not parties to the Contract or `interested persons'' (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940
Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or `interested persons''(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Contract or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class upon 60 days' written notice to the Distributor and by the Distributor upon 60 days' written notice to the Trust.

     If the foregoing correctly set forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof

                                   Very truly yours,

                                   FUNDMANAGER TRUST



                                   By:/s/Charles B. Lipson


Accepted:

Freedom Distributors Corporation


Freedom Distributors Corporation
November 29, 1996
Page 2
By:



     5.This Supplement and the Contract shall become effective with respect to the Trust and the Shares of the Fund on November 29, 1996 and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, provided that the Contract and this Supplement shall continue in effect with respect to the Shares of the Fund for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class, and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees who are not parties to the Contract or `interested persons'' (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940
Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or `interested persons''(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Contract or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class upon 60 days' written notice to the Distributor and by the Distributor upon 60 days' written notice to the Trust.


Freedom Distributors Corporation
November 29, 1996
Page 2
     If the foregoing correctly set forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof

                                   Very truly yours,

                                   FUNDMANAGER TRUST



                                   By:


Accepted:

Freedom Distributors Corporation

By:/s/John Danello


                     DISTRIBUTION CONTRACT SUPPLEMENT

                             FundManager Trust
                             One Beacon Street
                       Boston, Massachusetts  02108

                                                          November 29, 1996


Freedom Distributors Corporation
One Beacon Street
Boston, Massachusetts 02106

       Re:     Bond Portfolio

Dear Sirs:

     This will confirm the agreement between the undersigned (the
`Trust'') and you (the ``Distributor'') as follows:

     1.The Trust is an open-end management investment company organized as a Delaware business trust which consists of separate series (or sub-trusts) of shares of beneficial interest which may be divided into one or more classes of shares of beneficial interest as may be established and designated by the Trustees from time to time. Bond Portfolio (the `Fund'') is a separate series of the Trust with a class (`Class'') of shares of beneficial interest designated as No-Load Class shares (`Shares'').

     2.The Trust and the Distributor have entered into a Master
Distribution Contract (the `Contract'') pursuant to which the Distributor has agreed to be the distributor of the shares of beneficial interest of


Freedom Distributors Corporation
November 29, 1996
Page 2
such series and classes as shall be designated from time to time by the Trustees of the Trust in any Supplement to the Contract.

     3.As provided in paragraph 1 of the Contract, the Trust hereby adopts the Contract with respect to the Fund's Shares, and the Distributor hereby acknowledges that the Contract shall pertain to the Shares of the Fund, the terms and conditions of such Contract being hereby incorporated herein by reference. All terms defined in the Contract and not defined in this Supplement shall have the same meaning herein as therein.

     4.The term ``Fund'' as used in the Contract shall, for purposes of this Supplement, pertain to the Bond Portfolio. The term `Shares'' as used in the Contract shall, for the purposes of this Supplement pertain to the Shares of the Fund.



     5.This Supplement and the Contract shall become effective with respect to the Trust and the Shares of the Fund on November 29, 1996 and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, provided that the Contract and this Supplement shall continue in effect with respect to the Shares of the Fund for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class, and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees who are not parties to the Contract or `interested persons'' (as defined


Freedom Distributors Corporation
November 29, 1996
Page 2
in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940
Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or `interested persons''(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Contract or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class upon 60 days' written notice to the Distributor and by the Distributor upon 60 days' written notice to the Trust.

     If the foregoing correctly set forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof

                                   Very truly yours,

                                   FUNDMANAGER TRUST



                                   By:/s/Charles B. Lipson


Accepted:

Freedom Distributors Corporation

By:


Freedom Distributors Corporation
November 29, 1996
Page 2



     5.This Supplement and the Contract shall become effective with respect to the Trust and the Shares of the Fund on November 29, 1996 and shall continue in effect until such time as there shall remain no unsold balance of Shares registered under the 1933 Act, provided that the Contract and this Supplement shall continue in effect with respect to the Shares of the Fund for a period of more than two years from the effective date of this Supplement only so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class, and (b) the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trust's Trustees who are not parties to the Contract or `interested persons'' (as defined in the 1940 Act) of any such party. The Contract and this Supplement shall terminate automatically in the event of assignment (as defined in the 1940
Act). The Contract and this Supplement may, in any event, be terminated at any time, without the payment of any penalty, by vote of a majority of the Trust's Trustees who are not parties to this Contract or `interested persons''(as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Contract or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Class upon 60 days' written notice to the Distributor and by the Distributor upon 60 days' written notice to the Trust.

     If the foregoing correctly set forth the agreement between the Trust and the Distributor, please so indicate by signing and returning to the Trust the enclosed copy hereof


Freedom Distributors Corporation
November 29, 1996
Page 2

                                   Very truly yours,

                                   FUNDMANAGER TRUST



                                   By:


Accepted:

Freedom Distributors Corporation
By:/s/John Danello